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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 or 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    AUGUST 1, 1996
                                                         ---------------------


                          UNISON HEALTHCARE CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


              0-27374                                   86-0684011
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       (Commission File Number)            (I.R.S. Employer Identification No.)


7272 EAST INDIAN SCHOOL ROAD, SUITE 214, SCOTTSDALE, ARIZONA          85251
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         (Address of Principal Executives Offices)                  (Zip Code)


                                 (602) 423-1954
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              (Registrant's Telephone Number, Including Area Code)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On August 1, 1996, Unison HealthCare Corporation ("Unison") acquired the leasehold rights to two skilled nursing facilities, Enumclaw and Walla Walla, in the State of Washington with an aggregate of 222 beds. Unison previously operated these facilities under management contracts with Franciscan ElderCare ("Franciscan").

        In each restructuring, Franciscan sold the facility to a third party who in turn leased the facility to SunQuest SPC, Inc. ("SunQuest"), a wholly owned subsidiary of Unison. Pursuant to the terminated management agreements, at the time of termination, Unison was paid monthly management fees of approximately $8,500 and approximately $17,500 for Enumclaw and Walla Walla, respectively. Following the restructuring, SunQuest retains all operating revenues from each facility. Each lease sets a base monthly rent and contains provisions for increasing the rent over the term of the lease. The initial term of the Enumclaw lease expires May 1, 2006. SunQuest has the option to renew the lease for two successive periods of five years each. The term of the lease for Walla Walla expires on December 31, 2016.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        At the time of filing this report on Form 8-K, it is impracticable to provide all of the financial statements and pro forma financial information required by Item 7 of Form 8-K.

        See Exhibit Index attached hereto.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNISON HEALTHCARE CORPORATION


                                    By: /s/ JERRY M. WALKER
                                       -----------------------------
                                       Jerry M. Walker
                                       President and Chief Executive Officer

August 15, 1996



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                                 EXHIBIT INDEX

                                                                              SEQUENTIALLY
EXHIBIT NO.                     DESCRIPTION OF EXHIBIT                        PAGINATED NO.
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
    10.1        Lease dated November 30, 1994 between Monica R. Salusky
                and SunQuest SPC, Inc. (commencement date: August 1,
                1996) .................................................

    10.2        Modification of Lease dated as of July 31, 1996 between
                Monica R, Salusky, SunQuest SPC, Inc. and Unison
                HealthCare Corporation ................................

    10.3        Lease dated June 19, 1996 between Walla Walla Partners,
                L.P. and SunQuest SPC, Inc. (commencement date:
                August 1, 1996) .......................................

    10.4        First Amendment to Lease dated July 26, 1996 between
                Walla Walla Partners, L.P. and SunQuest SPC, Inc. .....



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